Exhibit 10.12



                             SUBSCRIPTION AGREEMENT

      Chiste Corporation, a Nevada corporation ("Company"), and the investor specified on the signature page hereto ("Investor"), together hereby agree as follows:

1. Subscription for Securities. Investor hereby subscribes for and agrees to purchase the number of shares of Series B Convertible Preferred Stock ("Preferred Stock") of the Company, as set forth on the signature page hereto, upon the terms and conditions described in this Agreement. The price per-share of Preferred Stock is $33.086191. Each share of Preferred Stock will be convertible into 185.35215 shares of common stock of the Company, subject to adjustment, including the proposed one-for-25 reverse split, after which each share of Preferred Stock will convert into 7.4140860 shares of common stock of the Company ("Common Stock").

      The Preferred Stock is being offered in a private placement in accordance with the terms set forth in this Agreement. For information about the Company and its reorganization which includes the acquisition of HydroGen, LLC, an Ohio limited liability company ("HydroGen"), the Investor is being provided a copy of a Confidential Private Placement Memorandum dated May 13, 2005 ("Memorandum") prepared by HydroGen, on which the Investor may rely. Battenkill Capital Inc. ("Battenkill") is acting as exclusive placement agent for the offering by the Company, and HydroGen has agreed to pay Battenkill a fee for the investment by the Investor, in an amount equal to the fee described in the Memorandum due in respect of the units being sold in the HydroGen offering.

      In connection with the offering of the units by HydroGen and as a condition to the consummation of the HydroGen offering, HydroGen will be acquired by the Company by an exchange ("Exchange") of the HydroGen membership units for shares of the Preferred Stock, pursuant to an Exchange Agreement, a form of which is included in the Memorandum and a copy of which the Investor acknowledges receipt ("Exchange Agreement").

      As a further condition to the consummation of the offering by HydroGen, after the Exchange, there will be an investment in the Company by one or more related institutional investors of not less than $7,000,000, of which the investment by the Investor is a part, such that their aggregate investment ("Institutional Investment") combined with the minimum amount of the offering by HydroGen will aggregate not less than $12,000,000 being invested, in cash, in the Company and HydroGen (excluding any membership units sold upon conversion of HydroGen debt). The investment by the institutional investors will be contingent on subscriptions for the minimum offering amount for the HydroGen offering of units as described in the Memorandum being received in escrow by HydroGen prior to the Exchange. The subscriptions in the offering by HydroGen will be governed by separate investment agreements which may have different terms than this Agreement.

      Officers and directors of the Company, HydroGen and Battenkill and any dealers selected by Battenkill may purchase securities in the offering by HydroGen. Such securities will count towards the minimum. HydroGen also will permit holders of 6% Convertible Promissory Notes to convert their notes into securities in the offering, but these will not count towards the minimum.

2. Investor Delivery of Documents and Payment. The Investor hereby tenders to the Company (i) one manually executed copy of this Agreement with the appropriate questionnaires therein completed, and (ii) the completed NASD questionnaire attached to this Agreement and (iii) the aggregate purchase price of $2,443,018.17 for the shares of Preferred Stock being purchased hereunder ("Purchase Price"). The date of the tender of the this Subscription Agreement and the Purchase Price shall be referred to as the "Closing." The Closing of the purchase of the shares of Preferred Stock will be deemed to occur at the offices of Graubard Miller, 405 Lexington Avenue, New York, New York 10174.

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3. Sale of the Preferred Stock

      3.1. Sale of the Preferred Stock to the Investor. Subject in all respects to the satisfaction of the terms and conditions herein set forth and in reliance upon the respective representations and warranties of the parties set forth herein or in any document delivered pursuant hereto, the Company agrees to sell to the Investor the number of shares of Preferred Stock, free and clear of all liens, at the Closing hereof, as set forth in the signature page attached hereto. Subject in all respects to the satisfaction of the terms and conditions to the Closing herein set forth and in reliance upon the respective representations and warranties of the parties set forth herein or in any document delivered pursuant hereto, the Investor agrees to purchase from the Company, at the Closing, the number of shares of Preferred Stock set forth opposite such Investor's name on the signature page hereto.

      3.2. Delivery of the Shares of Preferred Stock. At the Closing, the Company will deliver to the Investor one or more certificates, duly executed and registered in such Investor's name, representing shares of Preferred Stock that the Investor is purchasing hereunder, against payment by such Investor to the Company, by wire transfer of funds, of the Purchase Price.

      3.3. Payment. Payment for the Preferred Stock will be made by wire transfer to the account of the wholly owned subsidiary of the Company, HydroGen LLC, at the following:

                               National City Bank
                                 ABA #041000124
                         For the Account of HydroGen LLC
                                  A/C 657638180

4. Conditions to Issuance

      4.1. Closing. The obligation of the Investor to purchase such Investor's number of shares of Preferred Stock being purchased at the Closing is subject to the fulfillment to the Investor's satisfaction of each of the following conditions:

            (a) Representations and Covenants. The representations and warranties made by the Company in Section 7 hereof shall be true and correct in all material respects, all covenants, agreements and conditions contained in this Subscription Agreement to be performed or complied with by the Company prior to the Closing shall have been performed or complied with (or waived by the Investor), and the Company shall have obtained any approvals, consents and qualifications necessary to perform its obligations hereunder.

            (b) Compliance Certificate. The Company shall have delivered to the Investor at the Closing a certificate signed on its behalf by its President certifying that the conditions specified in Section 4.1 hereof have been fulfilled.

            (c) Secretary's Certificate. At the Closing, the Company shall have delivered to the Investor copies of each of the following, in each case certified by the Secretary of the Company to be in full force and effect on the date of the Closing.

                  (i) The articles of incorporation of the Company as of the Closing certified by the Secretary of State as of a date not more than five (5) days prior to the Closing;

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                  (ii) A good standing  certificate  with respect to the Company certified by the Secretary of State as of a date not more than ten (10) days prior to the Closing;

                  (iii) The by-laws of the Company; and

                  (iv) Resolutions of the Board and, as necessary, the shareholders of the Company, the form and substance of which are satisfactory to the Investor, authorizing the adoption, approval, execution and filing of the Articles, and authorizing the execution, delivery and performance of this Agreement and the related agreements, and the transactions contemplated hereby and thereby, including the issuance and sale of the shares of Preferred Stock and the reservation of Common Stock for issuance upon conversion of the Preferred Stock.

            (d) Registration Rights Agreement. At or prior to the Closing, the Company and the Investor shall have executed and delivered the Registration Rights Agreement.

            (e) Sale of Preferred Stock. At or prior to the Closing, HydroGen shall have sold securities for not less than $5,000,000 that convert into Preferred Stock at an equivalent price of not less than $33.086191 per share in addition to the shares to be sold hereunder, which amount will be held in an escrow account maintained by Battenkill Capital, Inc.

            (f) Legal Opinion. The Company shall have delivered to the Investor the opinion of Graubard Miller, counsel to the Company, with respect to such matters as the Investor may reasonably request, dated the date of the Closing, in form and substance reasonably satisfactory to the Investor.

            (g) Fees and Expenses. The Company shall pay an amount equal to 50% of the total fees and expenses of the Investor's outside legal counsel; provided, however, that the Company in no event shall be required to pay an amount in excess of $25,000.

            (h) Legal Investment. As of the Closing, the purchase of the Preferred Stock by the Investor shall be legally permitted by all laws and regulations to which each of the Investor and the Company is subject.

            (i) Qualifications. As of the Closing, all authorizations, approvals or permits of, or filings with any governmental authority, including state securities or "Blue Sky" offices, that are required by law in connection with the lawful sale and issuance of Preferred Stock shall have been duly obtained by the Company, and shall be effective as of the Closing.

            (j) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and by the related agreements, and all documents and instruments incident to such transactions, shall be satisfactory in form and substance to the Investor.

5. Offering to Accredited Investors. The subscription represented by this Agreement is limited to accredited investors as defined in Section 2(15) of the Securities Act of 1933, as amended ("Securities Act"), and Rule 501 promulgated thereunder, and is being made without registration under the Securities Act in reliance upon the exemptions contained in Sections 3(b), 4(2) and/or 4(6) of the Securities Act and applicable state securities laws. As indicated by the responses on the signature page hereof, the Investor is an accredited investor within the meaning of Section 2(15) of the Securities Act and Rule 501 promulgated thereunder.

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6. Investor Representations and Warranties.

      6.1. Investor Representations. In order to induce the Company to issue and sell the Preferred Stock to the Investor and thereafter issue to it the Common Stock upon its conversion, it represents and warrants that the information relating to it stated herein is true and complete as of the date hereof. If such information is incorrect or incomplete, the Investor agrees to notify the Company and supply the Company promptly with corrective information.

      6.2. Information About the Company and HydroGen. The Investor has read this Agreement, the Exchange Act Documents (as hereinafter defined), the Memorandum relating to the HydroGen offering and all exhibits listed therein and fully understands the Memorandum, including the "Risk Factors" contained therein. The Investor understands the nature of the exchange transaction between the Company and HydroGen and the prospective business of the Company after the Exchange. The Investor has been given access to information regarding the Company and HydroGen and has utilized such access to its satisfaction for the purpose of making its investment decision, and the Investor has either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking reasonable questions of such officers concerning the terms and conditions of the offering of the Preferred Stock and the business and operations of the Company and HydroGen. The Investor also has been given an opportunity to obtain any additional relevant information to the extent reasonably available to the Company and HydroGen. The Investor has received all information and materials regarding the Company and HydroGen that has been reasonably requested. After the Investor's reading of the materials about the Company and HydroGen, it understands that there is no assurance as to the future performance of the Company and HydroGen.

      6.3. Speculative Investment. The Investor is aware that the Preferred Stock and Common Stock into which the Preferred Stock is convertible represents a speculative investment that involves a high degree of risk including, but not limited to, the risk of losses from operations of the Company and the total loss of the Investor's investment. The Investor has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Preferred Stock and Common Stock into which it may be converted. The Investor has not utilized any person as the Investor's purchaser representative (as defined in Regulation D) in connection with
evaluating   such  merits  and  risks  and  has  relied   solely  upon  its  own
investigation in making a decision to invest in the Company. The Investor believes that the investment in the Preferred Stock and subsequently the Common Stock) is appropriate to the investment objectives of the Investor and complies with the limitations of the investment strategies of the Investor.

      6.4. Restrictions on Transfer. The Investor understands that (i) the Preferred Stock and upon the conversion the Common Stock has not been registered under the Securities Act or the securities laws of any state in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company, and (iii) the Company is relying on the Investor representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and state securities laws. Other than as set forth herein and in the Registration Rights Agreement, the Investor acknowledges that there is no assurance that the Company will file any registration statement for the securities being purchased, that such registration statement, if filed, will be declared effective or, if declared effective, that the Company will be able to keep it effective until the securities registered thereon are sold.

      6.5. Investment Representation. The Investor is purchasing the Preferred Stock and will subsequently acquire the Common Stock for its own account for investment and not with a view to, or for sale in connection with, any subsequent distribution of the securities, nor with any present intention of selling or otherwise disposing of all or any part of the securities. The Investor understands that, although there is a public market for Common Stock of the Company, there is no assurance that such market will continue. The Investor understands and agrees that the Preferred Stock and Common Stock cannot be


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

resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states, or an exemption from such registration is available. The Investor understands that, except as set forth herein and in the Registration Rights Agreement, the Company is under no obligation to register the securities or to assist the Investor in complying with any exemption from such registration under the Securities Act or any state securities laws. The Investor hereby authorizes the Company to place a legend denoting the restrictions on the certificates representing the Preferred Stock and Common Stock.

            6.6. Entity Authority. The Investor represents that it is either a corporation, partnership, company, trust, employee benefit plan, individual retirement account, Keogh Plan or other tax-exempt entity, and pursuant to its constituent documents it is authorized and qualified to become an investor in the Company, and the person(s) signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

            6.7. For Florida Residents. None of the Units, Preferred Stock and Common Stock have been registered under the Securities Act of 1933, as amended, or the Florida Securities Act, by reason of specific exemptions thereunder relating to the limited availability of the offering. The Units, Preferred Stock and Common Stock cannot be sold, transferred or otherwise disposed of to any person or entity unless subsequently registered under the Securities Act of 1933, as amended, or the Securities Act of Florida, if such registration is required. Pursuant to Section 517.061(11) of the Florida Securities Act, when sales are made to five (5) or more persons in Florida, any sale made pursuant to Subsection 517.061(11) of the Florida Securities Act will be voidable by such Florida purchaser either within three days after the first tender of consideration is made by the purchaser to the issuer, an agent of the issuer, or an escrow agent, or within three days after the availability of the privilege is communicated to such purchaser, whichever occurs later. In addition, as required by Section 517.061(11)(a)(3), Florida Statutes and by Rule 3-500.05(a) thereunder, if I am a Florida resident I may have, at the offices of the Company, at any reasonable hour, after reasonable notice, access to the materials set forth in the Rule that the Company can obtain without unreasonable effort or expense.

7. Company Representations. In order to induce the Investor to purchase the Preferred Stock, the Company represents and warrants to the Investor the representations and warranties set forth in this section.

      7.1. Organization. The Company is duly organized and validly existing in good standing under the laws of the State of Nevada. The Company has two wholly owned subsidiaries, ICON Acquisition Inc., a Delaware corporation ("ICON"), and HydroGen, each of which is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Together ICON and HydroGen are referred to as the Subsidiaries. Each of the Company and its Subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the documents filed by the Company under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), for the 12 months prior to the date hereof, including, without limitation, its most recent report for the year ended March 31, 2005 on Form 10-KSB (the "Exchange Act Documents") and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the condition (financial or otherwise), earnings, business, properties or operations of the Company and its Subsidiaries, considered as one enterprise (a "Material Adverse Effect"), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

      7.2. Capitalization.

            (a) The authorized capital stock of the Company consists of 65,000,000 shares of common stock, par value $0.001 per share ("Common Stock") and 10,000,000 shares of preferred stock, par value $0.001 per share, of which 1,500,000 shares will be designated as Preferred Stock pursuant to the Certificate of Designations of Series B Convertible Preferred Stock. At the close of business on the business day prior to the date hereof, (i) 9,396,629 shares of Common Stock were issued and outstanding, all of which are validly issued, fully paid and non-assessable; (ii) 953.827 shares of Preferred Stock were issued and outstanding; (iii) 8,558,600 shares (pre-split) of Common Stock were reserved for issuance upon the exercise of outstanding options to purchase


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Company  Common Stock  granted to certain  employees of Company or other parties
("Company Stock Options"); (iv) 2,400,000 shares of Common Stock were reserved for issuance upon the exercise of outstanding warrants to purchase Common Stock ("Chiste Warrants"); and (v) no shares of Common Stock were reserved for issuance upon any outstanding convertible notes, debentures or securities ("Convertible Securities"). All shares of Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable. All outstanding shares of Common Stock and all outstanding Chiste Warrants have been issued and granted in compliance with (i) all applicable securities laws and (in all material respects) other applicable laws and regulations, and (ii) all requirements set forth in any applicable contracts. The Preferred Stock, subject to the approval of Chiste's stockholders which in any case shall be required to have occurred subsequent to the Closing ("Stockholder Approval"): (i) shall be convertible into 185.35215 shares of Common Stock for each share of Preferred Stock, subject to adjustment for a proposed reverse split at the rate of one for 25 shares of Common Stock, with odd lot protection ("Conversion Shares"). Upon the issuance of the shares of the Preferred Stock, and, subject to the Stockholder Approval, the Conversion Shares issuable upon conversion thereof, when issued, will be validly issued, fully paid and non-assessable.

            (b) Except as contemplated by this Agreement and for the registration rights held by investors in HydroGen before the Exchange and as disclosed in the Exchange Act Documents and the Memorandum, there are no registration rights, and there is no voting trust, proxy, rights plan, antitakeover plan or other agreement or understanding to which Chiste, or any of its shareholders known to Chiste, is a party or by which it is bound with respect to any equity security of any class of Chiste.

      7.3. Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Registration Rights Agreement (together "Investor Agreements"), and the Investor Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and as they are subject to interpretation by courts and governmental agencies, arbitration panels or authorities applicable to the Company or its Subsidiaries. The Preferred Stock being purchased by the Investor hereunder and the Conversion Shares issuable pursuant to the Preferred Stock, upon issue pursuant to the terms thereof, will be duly authorized, validly issued, fully-paid and non-assessable.

      7.4. Non-Contravention. The execution and delivery of the Agreements, the issuance and sale of the Preferred Stock under this Agreement and the Conversion Shares pursuant to the Preferred Stock, the fulfillment of the terms of the Investor Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (ii) the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, except in the case of clauses (i) and
(iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any


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Subsidiary  or an  acceleration  of  indebtedness  pursuant  to any  obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the material property or assets of the Company or any Subsidiary is subject. Other than and subject to shareholder consent for the reverse split of the Common
Stock and filings with the Securities and Exchange Commission and state securities authorities and compliance with the requirements in respect thereof, no consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Investor Agreements, and the valid issuance and sale of the Preferred Stock to be sold pursuant to this Agreement, and the valid issuance of the Conversion Shares under the Preferred Stock, other than such as have been made or obtained.

      7.5. Authorization of Shares. The Preferred Stock to be sold pursuant to this Agreement, and the Conversion Shares to be issued pursuant to the Preferred Stock, have been duly authorized, and when issued and paid for in accordance with the terms of this Agreement and the terms of the Preferred Stock, as the case may be, will be duly and validly issued, fully paid and non-assessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the Exchange Act Documents and
Schedule 1.1 to the Exchange Agreement, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any un-issued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, right of first refusal, registration right, or other similar right exists with respect to the Preferred Stock or the issuance and sale thereof.

      7.6. Ownership of Subsidiaries. The Company owns the entire equity interest in each of its Subsidiaries as of the Closing, free and clear of any pledge, lien, security interest, encumbrance, claim, assessment or equitable interest, other than as described in the Exchange Act Documents and the Memorandum. Except as disclosed in the Exchange Act Documents, the Memorandum and this Agreement about various subscription agreements and voting agreements with the former members of HydroGen and Keating Reverse Merger Fund, LLC ("KRM") , there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

      7.7. Legal Proceedings. There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or of which the business or property of the Company or any Subsidiary is subject that is not disclosed in the Exchange Act Documents and the Memorandum. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company or its Subsidiaries and the Company and its Subsidiaries is current with respect to any fees owed to its accountants and lawyers.

      7.8. No Violations. Neither the Company nor any Subsidiary is in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which the properties of the Company or any Subsidiary are bound, which would be reasonably likely to have a Material Adverse Effect.

      7.9. Governmental Permits, Etc. With the exception of the matters which are dealt with separately in Sections 7.1, 7.2, 7.8, 7.10, 7.12, 7.15, 7.20 and 7.23, each of the Company and its Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted and as described in the Exchange Act Documents and the Memorandum, except where the failure to currently possess could not reasonably be expected to have a Material Adverse Effect.

      7.10. Intellectual Property. Except as specifically disclosed in the Exchange Act Documents and the Memorandum, (i) to the Company's knowledge, each of the Company and its Subsidiaries owns or possesses sufficient rights to conduct its business in the ordinary course, including, without limitation, rights to use all material patents, patent rights, industry standards, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") described or referred to in the Exchange Act Documents and the Memorandum as owned or possessed by it or that are necessary for the conduct of its business as now conducted or as proposed to be conducted except where the failure to currently own or possess would not have a Material Adverse Effect, (ii) to the Company's knowledge, neither the Company nor any of its Subsidiaries is infringing, or has received any notice of, or has any knowledge of, any asserted infringement by the Company or any of its Subsidiaries of, any rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect, and (iii) neither the Company nor any of its Subsidiaries has received any written notice of, or has any actual knowledge of, infringement by a third party with respect to any Intellectual Property rights of the Company or of any Subsidiary that, individually or in the aggregate, would have a Material Adverse Effect.

      7.11. Labor Matters. The Company and its Subsidiaries are not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company nor does the Company know of any activities or proceedings of any labor union to organize any such employees.

      7.12. Restrictions on Business Activities. Except as described in the Exchange Act Documents and the Memorandum, there is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or its Subsidiaries or to which the Company or its Subsidiaries is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Company and its Subsidiaries, any acquisition of property by Company or its Subsidiaries or the conduct of business by Company and its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and could not reasonably be expected to have a Material Adverse Effect on Company as a whole.

      7.13. Title to Property.

            (a) All leases of personal property held by Company and its Subsidiaries and all personal property and other property and assets of Company and its Subsidiaries (other than real property) owned, used or held for use in connection with the business of Company as a whole (the "Personal Property") obligating the Company and its Subsidiaries to make annual payments in excess of $25,000 are shown or reflected on the financial statements of the Company and HydroGen included in the Exchange Act Documents or the Memorandum. To its knowledge, the Company and HydroGen own and have good and marketable title to the Personal Property, and all such assets and properties are in each case held free and clear of all liens, except for liens disclosed in the financial statements of Company or HydroGen included in the Exchange Act Documents or the Memorandum, none of which liens has or will have, individually or in the aggregate, a Material Adverse Effect on such property or on the present or contemplated use of such property in the businesses of Company as a whole.

            (b) The Company, through its subsidiary, HydroGen, has a month-to-month lease for the premises at 1801 Route 51 South, Jefferson Hills, Pennsylvania, and no other leases for real property. To Company's and HydroGen's knowledge, all leases pursuant to which Company or HydroGen leases from others material real or personal property are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing material default or event of default of the Company or HydroGen or, to Company's or HydroGen's knowledge, any other party (or any event which with notice or lapse of time, or both, would constitute a material default), except where the lack of such validity and effectiveness or the existence of such default or event of default could not reasonably be expected to have a Material Adverse Effect on Company as a whole.

      7.14. Environmental Matters. Except as disclosed in the Exchange Act Documents and the Memorandum and except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect, to Company's knowledge: (i) Company and its Subsidiaries have complied with all applicable Environmental Laws; (ii) the properties currently owned or operated by Company (including soils, groundwater, surface water, buildings or other structures) are not contaminated with any Hazardous Substances; (iii) the properties formerly owned or operated by Company or its Subsidiaries were not contaminated with Hazardous Substances during the period of ownership or operation by Company and its Subsidiaries; (iv) Company and its Subsidiaries are not subject to liability for any Hazardous Substance disposal or contamination on any third party property; (v) Company and its Subsidiaries have not been associated with any release or threat of release of any Hazardous Substance;
(vi) Company and its Subsidiaries have not received any notice, demand, letter, claim or request for information alleging that Company and its Subsidiaries may be in violation of or liable under any Environmental Law; and (vii) Company and its Subsidiaries are not subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances.

      As used in this Subscription Agreement, the term "Environmental Law" means any federal, state, local or foreign law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to: (A) the protection, investigation or restoration of the environment, health and safety, or natural resources; (B) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance or (C) noise, odor, wetlands, pollution, contamination or any injury or threat of injury to persons or property.

      As used in this Subscription Agreement, the term "Hazardous Substance" means any substance that is: (i) listed, classified or regulated pursuant to any Environmental Law; (ii) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon; or (iii) any other substance which is the subject of regulatory action by any Governmental Entity pursuant to any Environmental Law.

      7.15. Financial Statements.

            (a) The financial statements of the Company and the related notes contained in the Exchange Act Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company and its subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified consistent with the books and records of the Company and its subsidiaries except that any unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which are not expected to be material in amount. The financial statements of HydroGen and related notes contained in the Memorandum present fairly, in accordance with generally accepted accounting principles, the financial position of HydroGen as of the dates indicated and the results of operations and cash flows for the periods therein specified consistent with the books and records of HydroGen, except that any unaudited financial statements were or are subject to normal and recurring year-end adjustments, which are not expected to be material in amount. The Company and subsidiary financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as may be disclosed in the notes to such financial statements, or in the case of unaudited statements, as may be permitted by the Securities and Exchange Commission (the "SEC") on Form 10-QSB under the Exchange Act and except as disclosed in the Exchange Act Documents. The HydroGen financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as may be disclosed in the notes to such financial statements. The other financial information contained in the Exchange Act Documents and Memorandum has been prepared on a basis consistent with the financial statements of the Company and HydroGen, respectively.

            (b)  Except  as  set  forth  in  any  Exchange  Act   Documents  and
Memorandum, there are no obligations of the Company or HydroGen to officers, directors, stockholders or employees of the Company or HydroGen other than (i) for payment of salary for services rendered and for bonus payments; (ii) reimbursements for reasonable expenses incurred on behalf of the Company or HydroGen; (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company); and (iv) obligations listed in the Company's and HydroGen's financial statements. Except as described above or in any Exchange Act Filings and the Memorandum, none of the officers, directors or, to the best of the Company's or HydroGen's knowledge, key employees or stockholders of the Company or of HydroGen or any members of their immediate families, are indebted to the Company or HydroGen, individually or in the aggregate, in excess of $60,000 or have any direct or indirect ownership interest in any firm or corporation with which the Company or HydroGen is affiliated or with which the Company or HydroGen has a business relationship, or any firm or corporation which competes with the Company or HydroGen, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with the Company or HydroGen. Except as described above, no officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company or HydroGen and no agreements, understandings or proposed transactions are contemplated between the Company or HydroGen and any such person. Except as set forth in any Exchange Act Documents and the Memorandum, the Company and HydroGen are not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

      7.16. No Material Adverse Change. Except as disclosed in the Exchange Act Documents and the Memorandum, since March 31, 2005 in respect of the Company and since December 31, 2004 in respect of HydroGen, there has not been (i) any material adverse change in the financial condition or earnings of the Company or its Subsidiaries, (ii) any material adverse event affecting the Company or its Subsidiaries, (iii) any obligation, direct or contingent, that is material to the Company or its Subsidiaries, incurred by the Company or its subsidiaries, except obligations incurred in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (v) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has a Material Adverse Effect.

      7.17. Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. The following documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading:

            (a) Annual Report on Form 10-KSB for the year ended March 31, 2005, Quarterly Reports on Form 10-QSB for the quarters ended June 30, 2004, September 30, 2004, and December 31, 2004; and

            (b) all other documents, if any, filed by the Company with the SEC during the one-year period preceding the date of this Agreement pursuant to the reporting requirements of the Exchange Act.

      7.18. Contracts. The contracts described in the Exchange Act Documents and Memorandum that are material to the Company and its Subsidiaries are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts which would have a Material Adverse Effect. The Company has filed with the SEC all contracts and agreements required to be filed by the Exchange Act prior to the date of this Subscription Agreement.

      7.19. Taxes. The Company and its Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns when due (or obtained appropriate extensions for filing) and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it or any Subsidiary which would have a Material Adverse Effect.

      7.20. Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Preferred Stock to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by they Company and all laws imposing such taxes will be or will have been fully complied with. Upon the issuance of the Conversion Shares pursuant to the terms of the Preferred Stock all stock transfer or other taxes (other than income taxes) which are required to be paid in connection therewith will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

      7.21. Private Offering. Assuming the correctness of the representations and warranties of the Investor set forth in this Subscription Agreement, the offer and sale of Preferred Stock hereunder is, and upon conversion of the Preferred Stock, the issuance of the Conversion Shares will be, exempt from registration under the Securities Act of 1933, as amended ("Securities Act"). The Company and HydroGen have not distributed and will not distribute prior to the Closing any offering material in connection with this Subscription Agreement and HydroGen offering described in the Memorandum other than the documents of which this Subscription Agreement is a part or the Exchange Act Documents or Memorandum. Neither the Company nor any person acting on behalf of the Company or HydroGen has offered or sold any of the Shares by any form of general solicitation or general advertising. Except for the members of HydroGen, the Company has offered the Preferred Stock for sale only to the Investors and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

      7.22. Disclosure Controls and Procedures. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company maintains a system of internal control over financial reporting (as such term is defined in the Exchange Act ) sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization,
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company's certifying officers are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act) for the Company and they have (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under their supervision, to ensure that material information relating to the Company, is made known to the certifying officers by others within those entities, particularly during the periods in which the Exchange Act Documents have been prepared; (b) evaluated the effectiveness of the Company's disclosure controls and procedures and presented in the applicable Exchange Act Documents their conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the periods covered by such Exchange Act Documents based on such evaluation; and (c) since the last evaluation date referred to in (b) above, there have been no material changes in the Company's internal control over financial reporting (as such term is defined in the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal control over financial reporting.

      7.23. Disclosure. The representations and warranties of the Company contained in this Section 7 and the Memorandum as of the date hereof, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company understands and confirms that Investor will rely on the foregoing representations in effecting transactions in securities of the Company.

      7.24. ERISA. Neither the Company nor any ERISA Affiliate maintains, contributes to or has any liability or contingent liability with respect to any employee benefit plan subject to ERISA.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

      "ERISA Affiliate" means any Person (including any trade or business, whether or not incorporated) that would be deemed to be under "common control" with, or a member of the same "controlled group" as, the Company or any Subsidiary, within the meaning of Sections 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.

      7.25. Regulated Industries. Neither the Company nor any Subsidiary is (i) an "investment company," a company "controlled" by an "investment company," or an "investment advisor," within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company," a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      7.26. Insurance. The assets, properties and business of the Company and each of its Subsidiaries are insured against such hazards and liabilities, under such coverages and in such amounts, as are customarily maintained by prudent companies similarly situated and under policies issued by insurers of recognized responsibility.

      7.27. Foreign Assets Control Regulations and Anti-Money Laundering.

            (a) OFAC. Neither the issuance of the Preferred Stock to the Investor, nor the use of the respective proceeds thereof, shall cause the Investors to violate the U.S. Bank Secrecy Act, as amended, and any applicable regulations thereunder or any of the sanctions programs administered by the U.S. Department of the Treasury's Office of Foreign Assets Control ("OFAC") of the United States Department of Treasury, any regulations promulgated thereunder by OFAC or under any affiliated or successor governmental or quasi-governmental office, bureau or agency and any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither the Company nor any Subsidiary (i) is a person whose property or interests in property are blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 200l Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079
(2001)), (ii) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person in any manner violative of Section 2, or (iii) is a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other OFAC regulation or executive order.

            (b) Patriot Act. Each of the Company and each of its Subsidiaries are in compliance, in all material respects, with the Uniting and Strengthening of America by Providing the Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001. No part of the proceeds of the Preferred Stock hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

8. Indemnification.

            (a) The Company hereby agrees to indemnify and hold harmless the Investor and any of its officers, directors, stockholders, employees, agents and attorneys against any and all losses, claims, demand, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by the Company and contained herein or (b) arise out of or are based upon any breach by the Company of any representation, warranty or agreement made by them and contained herein.

            (b) The Investor hereby agrees to indemnify and hold harmless the Company, its officers, directors, stockholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by the Investor and contained herein or (b) arise out of or are based upon any breach by the Investor of any representation, warranty or agreement made by the Investor contained herein.

9. Voting Agreement.

            (a) During the period commencing on the Closing and terminating 90 days after the Closing, the Investor, in its capacity as a shareholder of the Company, either by reason of the Preferred Stock or Common Stock acquired hereunder(together the "Voting Shares"), agrees to vote or cause to be voted all the Voting Shares directly or indirectly owned by the Investor or over which the Investor has the beneficial ownership or the right to vote at any meeting of the shareholders of the Company, and in any action by written consent of the shareholders of the Company, in favor of a nominee of Keating Reverse Merger Fund, LLC ("KRM") to the board of directors of the Company, if such person is agreed to and supported by the board of directors of the Company or nominated by the board of directors of the Company. If the nominee of KRM is removed or otherwise retires or resigns, then the Investor will act in accordance with the above for any replacement nominee of KRM during such 90 day period. The Investor agrees that the board of directors of the Company will consist of five persons during the term of this provision and will not take any action to increase the number of directors from five persons. Notwithstanding the foregoing, the Investor will have no obligation to vote in favor of any nominee of KRM who has been convicted of a felony or securities violation in the past five years.

            (b) During the period commencing on the Closing and terminating on the one year anniversary of the Closing, the Investor, in its capacity as a shareholder of the Company, by reason of the Voting Shares, agrees to vote or cause to be voted all the Voting Shares directly or indirectly owned by the Investor or over which the Investor has the beneficial ownership or the right to vote and acquired hereunder, at any meeting of the shareholders of the Company, and in any action by written consent of the shareholders of the Company, (a) to approve a 1 for 25 reverse stock split of the outstanding Common Stock of the Company, which may include special treatment for certain of the Company shareholders to preserve round lot stockholders ("Reverse Split"), (b) to approve the change of the corporate name from Chiste Corporation to one recommended by the board of directors to reflect the acquisition of HydroGen ("Name Change"), and (c) all other actions as shall be necessary in connection with or related to the foregoing.

            (c) The obligation of each Investor pursuant to paragraph (b) of this Section 9, will terminate upon the consummation of the Reverse Split and Name Change, including through the time of the filing of the amendment to the articles of incorporation of the Company.

            (d) If the Investor or any of its affiliates or nominee is a member of the board of directors or an officer of the Company, nothing in this Section 9 will be deemed to limit or restrict the director or officer acting in its capacity as a director or officer of the Company, as the case may be, and exercising its fiduciary duties and responsibilities, it being agreed and understood that this Section 9 shall apply to the Investor solely in its capacity as a shareholder and not to his, her or its actions, judgments or decisions as a director or officer of the Company.

10. Covenant Not to Sue and Release.

            (a) From and after the Closing, the Investor agrees, on behalf of itself and its officers and directors that none of the Investor or its officers and directors will assert, or assist in the assertion of, any claim or action before any federal, state, local or foreign judicial, arbitration, administrative, executive or other type of body or tribunal against the persons serving immediately prior to the Exchange as officers and directors of the Company, and their heirs, that is based in whole or in part on their actions as an officer or director of the Company in connection with the sale of the Preferred Stock, unless such claim or action is based on the gross negligence or commission of fraud. The grants of immunity set forth in this section: (i) are irrevocable and (ii) shall survive indefinitely, and (c) are binding on all successors and assigns of the Investor.

            (b) The Investor hereby agrees to unconditionally and irrevocably release, exonerate, acquit and discharge the persons serving as officers and directors of the Company in such positions immediately prior to the Exchange (collectively, "Company Persons"), from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, judgments, executions, claims, demands, counterclaims, rights to damages and liabilities (collectively, "Claims"), that the Investor ever had, now has, or hereafter might, can or shall have against the Company Persons under statute, common law or otherwise, for or by reason of the sale of the Preferred Stock, other than Claims that are for gross negligence or the commission of fraud as an officer or director in their conduct of the business of the Company.

11. Severability; Remedies. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement are nevertheless binding with the same effect as though the void parts were deleted.

12. Governing Law and Jurisdiction. This Agreement will be deemed to have been made and delivered in New York, New York and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. Each of the Company and the Investor hereby (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement will be instituted exclusively in the state courts of New York, in the County of New York, or in the United States Southern District Court located in New York City, New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, (iii) irrevocably consents to the jurisdiction of the above mentioned courts in any such suit, action or proceeding, (iv) agrees to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in the above mentioned courts, and (v) agrees that service of process upon it mailed by certified mail to its address set forth on the Investor's signature page will be deemed in every respect effective service of process upon it in any suit, action or proceeding.

13. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

14. Benefit. Except as otherwise set forth herein, this Agreement is binding upon and inures to the benefit of the parties hereto (and KRM to the extent it is a third-party beneficiary hereof) and their respective heirs, executors, personal representatives, successors and assigns. KRM is a third-party beneficiary with respect to sections 9 and 10 to the extent set forth therein.

15. Notices. All notices, offers, acceptance and any other acts under this Agreement (except payment) must be in writing, and is sufficiently given if delivered to the addressees in person, by overnight courier service, or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. All communications to the Investor should be sent to the Investor's preferred address on the signature page hereto. All communications to the Company should be sent to:

                           Chiste Corporation
                           c/o HydroGen, LLC
                           1801 Route 51South
                           Jefferson Hills, Pennsylvania  15025
                           Attn:  Joshua Tosteson



16. Oral Evidence. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Agreement may not be changed, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

17. Section Headings. Section headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Agreement.

18. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein will survive the delivery of, and the payment for, the Preferred Stock and the exchange for the Common Stock.

SIGNATURE PAGE - COMPLETE ALL INFORMATION

Name of Entity:
                               -------------------------------------------------
Address of Principal Office:
                               -------------------------------------------------
Telephone:                                Fax:
           -----------------------------       ---------------------------------
Taxpayer Identification Number:
                                  ----------------------------------------------
Name in which the certificates are to be registered:
                                                        ------------------------
Name of persons or persons with investment and voting authority:
                                                                    ------------

--------------------------------------------------------------------------------

Check type of Entity:

   |_|   Employee Benefit Plan    |_|   Limited Partnership    |_|    General          |_|   Individual Retirement
         Trust                                                        Partnership            Account

   |_|   Limited Liability        |_|   Revocable Trust        |_|    Corporation      |_|   Other
         Company                                                                             (please indicate)

   |_| Irrevocable Trust (If the Investor is an Irrevocable Trust, a supplemental questionnaire must be completed by the person directing the decision for the trust to determine by accredited investor status.)


Amount of Investment:
---------------------


Number of Shares:
                     ------------------------------------------

Corresponding dollar amount ($________ multiplied by number of Shares): $
                                                                        --------
Date of Formation or incorporation:                 State of Formation:
                                    ---------------                     --------
Describe the business of the Entity:
                                    --------------------------------------------

--------------------------------------------------------------------------------

List the names and positions of the executive officers, managing members, partners or trustees authorized to act with respect to investments by the Entity generally and specify who has the authority to act with respect to this investment.


========================================================================================================================
Name                                         Position                              Authority for this investment (yes
                                                                                                 or no)
-------------------------------------------- ------------------------------------ --------------------------------------

-------------------------------------------- ------------------------------------ --------------------------------------

========================================================================================================================


================================================================================
INVESTOR:                                      CHISTE CORPORATION


_________________________________________      By:______________________________

Signature of Authorized Signatory



Name:____________________________________      Name:____________________________



Title:___________________________________      Title:___________________________



Date:____________________________________      Date:____________________________

================================================================================